VANGUARD
ADMIRAL FUNDS

VANGUARD ADMIRAL TREASURY
  MONEY MARKET FUND
VANGUARD ADMIRAL SHORT-TERM
  TREASURY FUND
VANGUARD ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND
VANGUARD ADMIRAL LONG-TERM
  TREASURY FUND

[PHOTO]

ANNUAL
REPORT
January 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                 A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        6

                                   REPORT FROM
                                   THE ADVISER
                                        8

                              PERFORMANCE SUMMARIES
                                       11

                                  FUND PROFILES
                                       15

                              FINANCIAL STATEMENTS
                                       20

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       36

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]                 [PHOTO]
John J. Brennan         John C. Bogle
Chairman & CEO          Senior Chairman

Aided by a benign inflation outlook and a wave of purchases by investors who sought refuge from turmoil in international markets, prices of U.S. Treasury securities rose during Vanguard Admiral Funds' 1999 fiscal year.

    In this environment of higher prices and lower yields, each of our four Treasury bond funds earned twelve-month returns that surpassed those of similar mutual funds and closely matched the results for their benchmark indexes. Returns varied according to each fund's maturity, with our Treasury Money Market Fund earning +5.1% and our Long-Term Treasury Fund achieving a total return of +12.1%--nearly half of which came from capital appreciation.

    The table at right presents the twelve-month total return (capital change plus reinvested dividends) for each fund, compared with those of its average mutual fund competitor and an unmanaged bond market index. The table also shows the annualized yield for each fund as of January 31, 1999, which ranged from 4.56% for our Treasury Money Market Fund to 5.30% for our Long-Term Treasury Fund--an uncharacteristically narrow yield spread.

--------------------------------------------------------------------------------
                                              TOTAL RETURNS            SEC
                                            FISCAL YEAR ENDED      ANNUALIZED
                                            JANUARY 31, 1999          YIELD*
--------------------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND                             +  5.1%               4.56%

Average Treasury Money
  Market Fund                                   +  4.6

Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      +  5.0

--------------------------------------------------------------------------------
ADMIRAL SHORT-TERM TREASURY FUND                +  6.7%               4.73%

Average Short-Term Treasury Fund                +  6.1

Lehman Brothers 1-5 Year
  U.S. Treasury Bond Index+                        7.0

--------------------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                                 +  9.4%               4.96%

Average Intermediate-Term
  Treasury Fund                                 +  7.6

Lehman Brothers 5-10 Year
  U.S. Treasury Bond Index                      + 10.0

--------------------------------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND                 + 12.1%               5.30%

Average Long-Term Treasury Fund                 +  8.5

Lehman Brothers Long
  U.S. Treasury Bond Index                       +12.3

--------------------------------------------------------------------------------

*7-day yield for the Money Market Fund; 30-day yield for other funds.



    Prices of our funds, particularly for our Intermediate-Term and Long-Term Treasury Funds, benefited from the decline in interest rates during the fiscal year. However, it's important to understand that interest-rate movements also can lower bond prices. Prices of existing bonds move in the opposite direction from market interest rates, so the market value of bonds (and bond funds) rises when interest rates fall and declines when rates move higher. The effect is most significant for longer-term bonds, which are more sensitive than shorter-term securities to interest-rate changes. The extent of the interest-rate effect can be seen in a bond fund's capital return--that is, the change in per-share value, excluding interest income.

    A look back at the six-year life span of our funds shows that negative capital returns are not uncommon. For example, the Long-Term Treasury Fund posted capital returns of +5.9% in fiscal 1999 and +9.8% in fiscal 1998. But in fiscal 1995, when the Federal Reserve Board hiked short-term interest rates six times, the fund had a capital return of -12.9%, and in fiscal 1997 the fund's capital return was -8.1%. This history provides a valuable lesson about the short-term variability of bond values. As we have explained in previous reports, our funds have longer average maturities than most of their competitors and, therefore, are more sensitive to changes in interest rates. We believe that this policy, which in the short term can work to our advantage or to our detriment, is in the best long-term interest of our fund shareholders.

    Per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

During the twelve months ended January 31, 1999, the U.S. economy expanded impressively, inflation remained very low, and unemployment hovered around a three-decade low. It was a terrific setting for both stocks and bonds.

    However, financial turmoil overseas was felt in the United States during the summer when investors around the globe were spooked by the continuing economic and currency troubles in Asia, a debt default in Russia, and concern that the credit crisis in Brazil would spread through Latin America. Some investors both at home and abroad scrambled to the relative safety of U.S. Treasury bonds and shunned securities perceived to be riskier. This so-called flight to quality resulted in steep price declines for stocks, low-grade bonds, and even high-quality corporate bonds. Treasuries offer the highest credit-quality backing available: the full faith and credit of the U.S. government. A slightly tighter supply of Treasuries--the result of rising federal budget surpluses--also contributed to higher prices.

    The yield of the 30-year Treasury bond, which started the fiscal year at 5.80%, crept up to 6.07% in late April. But yields steadily declined during the late summer and early fall in response to both good news on inflation and fears of a global economic slump. The long bond's yield bottomed out at 4.72% on October 5. The Fed acted to help restore liquidity to the credit markets and to head off an expected slowdown in U.S. economic growth by trimming short-term interest rates by a total of 0.75 percentage point from late September through mid-November. During the final three months of our funds' fiscal year, liquidity concerns eased, Treasury prices declined, and the yield of the 30-year Treasury rose, ending the period at 5.09%, 71 basis points below its starting point. The yield on 10-year Treasuries fell 85 basis points on balance to 4.65%, and the yield of 3-year Treasuries declined 71 basis points to 4.62%.

    The Lehman Aggregate Bond Index, a measure of the entire U.S. bond market, including Treasuries as well as mortgage-backed securities and high-quality corporate issues, earned a solid +8.1% for the twelve months. The +12.3% return of the Lehman Long U.S. Treasury Index was nearly 11 percentage points higher than the 1.7% inflation rate recorded for the fiscal year.

    Meanwhile, large U.S. stocks soared higher during the twelve months, despite the summer setback, and the Standard & Poor's 500 Composite Stock Price Index advanced +32.5%. Small stocks, however, earned a scant total return of +0.3%, as measured by the Russell 2000 Index. The entire U.S. stock market, as measured by the Wilshire 5000 Equity Index, was up +27.4%.

FISCAL 1999 PERFORMANCE OVERVIEW

It was an excellent twelve months for the Vanguard Admiral Funds, both on an absolute basis and relative to similar mutual funds. Each of our funds earned more than the average comparable mutual fund. In addition, our three bond funds closely matched their unmanaged benchmark indexes, while our Treasury Money Market Fund actually eked out a slight advantage over its index. Generally, our fine relative performance was the result of our funds' longer average maturities and much lower costs.

    Our TREASURY MONEY MARKET FUND maintained its $1-per-share price, as is expected but is not guaranteed. Its +5.1% return outpaced the +4.6% gain of the average Treasury money market fund and was a hair ahead of its unmanaged benchmark index.

    The +6.7% return of our SHORT-TERM TREASURY FUND was 0.6 percentage point higher than that of its average peer but slightly behind the +7.0% return of its index. Most of the fund's return (5.6 percentage points) came from interest income, since its short average maturity (a little under three years) means that its share price doesn't respond as much to interest-rate changes as do the share prices of our Intermediate-Term and Long-Term Treasury Funds.

    OUR INTERMEDIATE-TERM TREASURY FUND, with an average maturity of almost eight years, earned a return of +9.4% that outpaced its average peer by 1.8 percentage points. The +12.1% return of our LONG-TERM TREASURY FUND, which is about twice as sensitive to interest-rate changes as our Intermediate-Term fund, included a 5.9-percentage-point boost from price appreciation. This return stacked up well with the +8.5% return of the average long-term Treasury fund and the +12.3% return of the Lehman Long U.S. Treasury Index.

    The table at right breaks out each fund's total return into its income and capital components and shows the change in each fund's yield between January 31, 1998, and January 31, 1999.


-----------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                        ANNUALIZED         FISCAL YEAR ENDED
                                        YIELDS* ON          JANUARY 31, 1999
                                        JANUARY 31,     ---------------------------
ADMIRAL                               ---------------   INCOME   CAPITAL    TOTAL
TREASURY FUND                         1998    1999      RETURN   RETURN     RETURN
-----------------------------------------------------------------------------------
Money Market                          5.25%   4.56%      +5.1%    0.0%    +  5.1%

Short-Term                            5.35    4.73       +5.6    +1.1     +  6.7

Intermediate-Term                     5.49    4.96       +6.1    +3.3     +  9.4

Long-Term                             5.80    5.30       +6.2    +5.9      +12.1
-----------------------------------------------------------------------------------

*7-day yield for Money Market Fund; 30-day yield for other funds.


LIFETIME PERFORMANCE OVERVIEW

Since their inception a little more than six years ago, the Vanguard Admiral Funds have established a solid performance edge over other Treasury bond funds with similar maturities. For our shareholders, this edge has translated into significant extra returns, as shown in the table on page 4. The table summarizes each fund's returns since inception on December 14, 1992, and compares them with those of comparable fixed-income mutual funds and relevant unmanaged bond-market indexes. It also shows how hypothetical $50,000 investments in each fund and in its comparative standards would have grown over the period.

    The Performance Summaries on pages 11 through 14 include charts showing cumulative returns for the lifetime of each of our funds as well as year-by-year breakdowns of the income and capital returns earned by each.

--------------------------------------------------------------------
                                         TOTAL RETURNS
                                  DEC. 14, 1992, TO JAN. 31, 1999
                                  ---------------------------------
                                                   FINAL VALUE OF
                                   AVERAGE           A $50,000
                                  ANNUAL RATE    INITIAL INVESTMENT
--------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND               +  4.7%                  $66,314

Average Treasury
  Money Market Fund               +  4.3                    64,588

Salomon Smith Barney
  3-Month Treasury Index          + 4.76                     6,431
--------------------------------------------------------------------
ADMIRAL SHORT-TERM
  TREASURY FUND                   +  6.1%                  $72,006

Average Short-Term
  Treasury Fund                   +  5.6                    69,897

Lehman 1-5 Year
  U.S. Treasury Index             +  6.4                    72,958
--------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                   +  8.1%                  $80,512

Average Intermediate-Term
  Treasury Fund                   +  6.9                    75,445

Lehman 5-10 Year
  U.S. Treasury Index             +  8.3                    81,687
--------------------------------------------------------------------
ADMIRAL LONG-TERM
  TREASURY FUND                   + 10.4%                  $91,957

Average Long-Term
  Treasury Fund                   +  8.1                    80,648

Lehman Long U.S.
  Treasury Index                  + 10.7                    93,333
--------------------------------------------------------------------

There is no secret to our fine relative performance. It's simply a combination of excellent investment management by Vanguard Fixed Income Group and our tight grip on costs. Our expense ratio (annual expenses as a percentage of average net assets) for the fiscal year amounted to 0.15%--$1.50 per $1,000 invested--a small fraction of the 1.05% in expenses charged each year by the average fixed-income mutual fund.

       A mutual fund's expenses directly reduce the income and return it produces. The drag of higher costs is especially evident in bond funds, which typically derive most of their total return from interest income. Over time, differences in costs account for virtually all of the difference in total returns between mutual funds investing in Treasury securities of similar maturity.

      Besides helping us outperform our higher-cost competitors, low costs also help us closely track our benchmark indexes, which do not incur the operating, advisory, and securities-transaction costs and operating expenses that real-world mutual funds must. Since their inception, our funds have provided annualized returns that are within 0.3 percentage point of their indexes.

    When reviewing our longer-term performance, it's important to understand that the returns shown here are almost certainly higher than those to be expected in the near future. With Treasury bond yields now clustering around 5%, it is unrealistic to anticipate future returns as high as those earned during the lifetime of the Vanguard Admiral Funds. A relatively reliable indicator of future long-term total returns on bond funds--though it is an imperfect one--is a fund's current yield. Of course, if inflation remains low, current yields will still provide a solid real, or after-inflation, income stream.

IN SUMMARY

The events of the past twelve months amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the market's bounty, but were spared some measure of the anxiety felt during the midyear downturn in stocks.

    We have always believed that investors are well served by selecting a balanced mix of assets appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The volatility experienced by most investors during 1998 and early 1999 has further reinforced our belief.


/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

February 17, 1999

NOTE: You'll observe that we've made minor changes in the names of the Vanguard Admiral Funds. We removed "U.S." and replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.


PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------
                         NET ASSET VALUE
                           PER SHARE                TWELVE MONTHS                  SEC
                           JANUARY 31,     --------------------------------       30-DAY
                        ----------------     INCOME      CAPITAL     TOTAL      ANNUALIZED
ADMIRAL TREASURY FUND     1998     1999     DIVIDENDS     GAINS      RETURN       YIELD
-------------------------------------------------------------------------------------------
Money Market           $  1.00   $  1.00      $0.050          --     + 5.1%       4.56%*
Short-Term               10.15     10.22       0.548      $0.044     + 6.7        4.73
Intermediate-Term        10.60     10.94       0.624       0.008     + 9.4        4.96
Long-Term                11.12     11.72       0.654       0.053     +12.1        5.30
-------------------------------------------------------------------------------------------

*7-day yield.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 1999

[PHOTO]

The twelve months ended January 31, 1999, were a volatile yet generally rewarding period for financial markets. Despite a sharp midsummer slump, the U.S. stock market closed the year with large gains: The overall market, as measured by the Wilshire 5000 Equity Index, was up 27.4%. Stocks got a boost from low inflation and generally declining interest rates, which also buoyed the bond market. Overseas, gains were concentrated in Europe's developed markets, while stocks fell in Asia and in most emerging markets.

U.S. STOCK MARKETS

The equity rise was concentrated to an unusual degree in large-capitalization growth stocks. Large-cap stocks, as measured by the S&P 500 Index, gained +32.5%, while the small-cap Russell 2000 Index eked out only a 0.3% return. Growth stocks far outpaced value stocks within both large- and small-cap indexes. The S&P 500's growth stocks earned +45.9%, versus 18.5% for the value stocks in the index, while the growth component of the Russell 2000 earned 7.2%, versus -6.9% for the value-stock component.


                                                  AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED JANUARY 31, 1999
                                            -------------------------------------
                                              1 YEAR      3 YEARS        5 YEARS
----------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                32.5%        28.6%          24.3%
  Russell 2000 Index                            0.3         12.1           11.5
  Wilshire 5000 Index                          27.4         25.7           21.9
  MSCI EAFE Index                              14.7          9.1            7.7
----------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                   8.1%         7.3%           7.1%
  Lehman 10-Year Municipal Bond Index           7.2          7.0            6.4
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                   5.0          5.2            5.1
----------------------------------------------------------------------------------
OTHER
  Consumer Price Index                          1.7%         2.1%           2.4%
----------------------------------------------------------------------------------

    In part, this growth-stock bias reflected the market's infatuation with technology stocks. The technology sector led others by a wide margin, with tech stocks in the S&P 500 gaining an extraordinary 97%. The sector benefited both from its rapid growth and from investors' belief that consumers and businesses will keep spending freely on computer hardware, software, and services. There was more than a hint of speculation in the air, too, as stocks related to the burgeoning activity on the Internet skyrocketed.

    Other strong sectors included utilities (+49%), particularly telecommunications stocks, which are seen as big beneficiaries of the Internet boom and of rising demand for such services as wireless communications. The strength of consumer spending--Americans spent nearly every dollar of after-tax income they earned--boosted the stocks of retailers and other companies in the consumer-discretionary sector (+37%). Good earnings growth and higher product prices led to gains for pharmaceutical companies and others in the health-care sector (+35%).

    The worst-performing sectors were those directly affected by falling commodity prices: the "other energy" category (-33%) and materials & processing firms (-2%), such as paper, steel, and chemical makers. Integrated oil companies gained 7% as a group, largely because merger activity boosted share prices.

    The midyear slide in stocks seemed to be part of a global reevaluation of risk that affected fixed-income securities as well. Investors grew wary about the impact of Asia's lingering economic troubles, which slowed activity for U.S. and European manufacturers and dried up capital flows to emerging markets not only in Asia but in Latin America.

    The S&P 500 Index fell by nearly 20% over six weeks in July and August before making its impressive comeback. Small-cap stocks fell by nearly 40% before they began to recover. Curiously, the rebound occurred even though the international economic troubles did not disappear and U.S. corporate earnings were essentially flat. The rise in stock prices, combined with a lack of earnings growth, pushed up the price/earnings ratio for the S&P 500 to about 32 by fiscal year-end, a level roughly twice its long-term average.

U.S. BOND MARKETS

Interest rates for most fixed-income securities declined on balance during the fiscal year, falling most steeply for U.S. Treasury securities. Bond prices move in the opposite direction from interest rates, so Treasuries enjoyed the biggest price increases. Bonds gener-ally were helped by low inflation--consumer prices rose by 1.7% from January 1998 to January 1999.

    Treasury securities in particular benefited from the summertime shakeup in global markets because they are regarded as safe from defaults. Treasury prices also got a boost from a slight shrinkage in supply due to the federal government's growing budget surplus. Yields on Treasury securities fell on balance by approximately 70 to 80 basis points (0.7 to 0.8 percentage point). At fiscal year-end, Treasury yields ranged from 5.09% for the benchmark 30-year bond to 4.45% for 3-month T-bills.

    Yields did not fall as far for high-quality corporate and municipal bonds. Yields for lower-quality bonds increased and their prices declined, reflecting investors' increased aversion to risk. Mortgage-backed bonds generally did not benefit from falling rates because investors feared that this would lead to rapid prepayments by homeowners refinancing their home loans.

INTERNATIONAL STOCK MARKETS

European stocks as a group gained 22.8% in U.S.-dollar terms, with about 5.5 percentage points of the gain due to a fall in the dollar's value versus European currencies during the fiscal year. However, pickings were slim elsewhere for U.S. investors venturing abroad. Pacific-region stocks, which are dominated by recession-wracked Japan, fell by more than 7% in local currencies. This decline was cushioned by the effect of a weaker dollar, so that for U.S. investors the decline in Pacific-region stocks amounted to 2.1% for the fiscal year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a gauge of developed international markets, rose 14.7%.

    Investors in emerging markets were hit by a double whammy: lower stock prices and a decline in the value of local currencies in relation to the U.S. dollar. The result was an average decline of 14.2% for emerging markets, even though several Asian markets (the Philippines, Indonesia, and Hong Kong) began to rebound from sharp losses that occurred during 1997 and 1998. Latin American stocks were the big losers, with declines of 53% for Brazil and 24% for Mexico.

REPORT FROM THE ADVISER

[PHOTO]

The fiscal year ended January 31, 1999, was one that fixed-income investors will remember for risk--unvarnished, unexpected, and unprecedented risk. This is exactly the environment in which the U.S. Treasury focus of Vanguard Admiral Funds provides its greatest benefits.

    The fiscal year started peaceably enough. During the first half, the yield on the 30-year Treasury bond fluctuated within a relatively narrow range of about 5.6% to 6.0%. The main question for the market was whether the impact of the "Asian flu" would slow a strong U.S. economy enough to prevent a rise in inflation. Many Asian economies were suffering sharp downturns due to structural imbalances. In contrast, the U.S. economy during the first two calendar quarters of 1998 rose at an annual rate of more than 3.5%, as momentum from domestic demand easily overcame the drag from reduced exports. The American public was a major source of this strength, with spending propelled by high employment, rising incomes, and stock market gains.

    Normally, such rapid expansion would set off alarm bells at the Federal Reserve--such growth spurts historically have ignited inflation and prompted the Fed to raise short-term interest rates to slow the economy. Halfway through 1998, however, we seemed to have attained something like economic nirvana--a strong economy and benign inflation. The gross domestic product (GDP) price deflator, the broadest measure of inflation, rose at only a 0.9% annual rate. And through midyear, the Fed was content to sit on the sidelines.

    But this tranquil period was a distant memory by late summer. Even though Russia's substantial financial problems had previously become evident, financial markets were still shocked by the Russian government's bond default in August. The Russian crisis initiated a wave of fear that enveloped markets across the globe. The situation was exacerbated by upheavals at some prominent hedge funds, which were forced to sell securities to repay huge sums they had borrowed to make investments.

    As fear triumphed over greed, investors seeking quality and liquidity flocked to U.S. Treasuries and pushed yields on long-term bonds down to levels not seen in a generation. The yield on the 30-year Treasury bond fell from 5.71% on July 31 to 4.72% on October 5, its low for the fiscal year. This was one of the most turbulent periods in decades. If you had predicted in 1990 that long-term Treasury yields would, within the decade, fall below 5% at the same time that the unemployment rate was hovering around 4.5% in a strong economy, most bond portfolio managers would have thought you were crazy.

    Because of the frenzied flight to Treasuries, by late August and early September the markets in "spread products" (corporate bonds, mortgages, and asset-backed securities) effectively ceased to function. No new issues were coming to market and bids were virtually nonexistent. Yields on corporate and mortgage-backed debt widened dramatically in relation to Treasury yields. The interest-rate differential that a buyer of an average corporate bond would earn for taking on the credit risk of a non-Treasury security rose to its highest level since the 1990-1991 Gulf War.

August's returns for corporate bonds were the lowest, in relation to Treasuries, since the leveraged buyout craze of 1986.

    The Fed responded to this crisis by orchestrating three 25-basis-point (0.25 percentage point) declines in the target federal funds rate in September, October, and November, effectively lowering the rate at which banks lend to each other overnight. These moves, coupled with less-negative news from emerging-market economies, reduced interest-rate volatility, and during the remainder of the fiscal year, the 30-year Treasury bond traded in a range of just below 5% to 5.4%, closing the fiscal year at 5.09%.

    After September, liquidity improved substantially in markets for corporate and mortgage-backed securities, although not approaching anything like the situation when the fiscal year began. Yields on these instruments slowly declined in comparison with Treasury yields during November and December, as buyers realized that financial Armageddon was not at hand. New bond issuance by corporations picked up, although yield spreads over Treasury yields were still much wider than in the first half of 1998. Spreads tightened even more in January 1999 as an expected burst of new corporate bond issues never materialized and dealers kept very light inventories of fixed-income securities.

    Despite the turmoil in financial markets, the U.S. economy continued to hum along. Economic output, adjusted for inflation, advanced during the October-December calendar quarter at a 6.1% annual rate, bringing growth for all of 1998 to 4.3%, even faster than the 3.8% pace recorded in 1997. The economy had actually accelerated since the Asian crisis! Inflation remained nearly nonexistent: The GDP price deflator rose slightly less than 1.0% for 1998, and employment costs (wages, salaries, and benefits) rose only 3.3%.

FUND REVIEWS

The decline in interest rates during the fiscal year provided a tailwind, in the form of capital appreciation, to the total returns of all Admiral funds except the Treasury Money Market Fund, whose yield declined along with short-term interest rates. As one would expect in such an environment, the Admiral Intermediate-Term and Long-Term Treasury Funds, whose prices are more sensitive to changes in interest rates, earned higher returns than our Short-Term Treasury Fund.

    Because Treasury securities benefited from being a safe haven, each of the non-money market Admiral Funds outperformed funds holding corporate bonds of comparable maturity. At the peak of the market turmoil in midsummer, we recognized that U.S. government agency securities were available at substantially higher yields in comparison with Treasuries, so we invested in agency securities in the Admiral Short-, Intermediate-, and Long-Term Funds. While agency securities are not explicitly backed by a "full faith and credit" guarantee from the U.S. Treasury, their government sponsorship makes them nearly equivalent in creditworthiness to Treasuries. We focused on those agency securities whose interest payments are exempt from state and local income taxes, matching the beneficial tax treatment of Treasury securities. As of January 31, agency securities accounted for about 10% to 15% of assets in the three bond funds. The Admiral Money Market Fund remains 100% U.S. Treasury, as prescribed by its prospectus.

THE RISKS AHEAD

Events of the past 12 months shattered many firmly held beliefs concerning liquidity, volatility, and relative value within the bond market. While conditions have improved substantially since the dark days of August and September, bond investors remain wary of a negative surprise out of Latin America or some other emerging market. Today's low interest rates do not provide much protection in the form of income if the Fed decides to raise rates to slow down an overheated economy or stock market--a move that would hurt bond prices. On the other hand, competition from overseas companies and low commodity prices should continue to help restrain inflation, which is the ultimate enemy of the fixed-income investor because it erodes the future purchasing power of a bond's income stream.

    We note that, while the high returns of Treasury securities relative to other bonds during the fiscal year were gratifying to Admiral shareholders, the higher yields paid on corporate and mortgage-backed bonds will give these securities a substantial performance tailwind going forward. Whether or not U.S. economic strength continues to overpower weakness from abroad, it's likely we won't see a year as turbulent as the past one for quite some time.

    The Vanguard Admiral Funds offer investors exceptionally low-cost investment choices with varying risk/return characteristics along the maturity spectrum of the U.S. Treasury market. These funds can be used with a fairly high degree of precision to structure an overall long-term investment approach. Once such a long-range plan is in place, staying with it is the best technique for dealing with the uncertainties of the financial markets.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

February 12, 1999

INVESTMENT PHILOSOPHY

The funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

PERFORMANCE SUMMARY
ADMIRAL TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1999
------------------------------------------------------------
                 ADMIRAL TREASURY             AVERAGE
                MONEY MARKET FUND              FUND*
FISCAL   CAPITAL    INCOME      TOTAL          TOTAL
YEAR     RETURN     RETURN     RETURN         RETURN
------------------------------------------------------------
1993      0.0%        0.4%       0.4%           0.4%
1994      0.0         3.0        3.0            2.6
1995      0.0         4.2        4.2            3.8
1996      0.0         5.7        5.7            5.3
1997      0.0         5.2        5.2            4.7
1998      0.0         5.3        5.3            4.8
1999      0.0         5.1        5.1            4.6
------------------------------------------------------------

*Average Treasury Money Market Fund.

See Financial Highlights table on page 30 for dividend information for the past five years.

SEC 7-Day Annualized Yield (1/31/1999): 4.56%

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1999
----------------------------------------------------------------------------------
                ADMIRAL TREASURY  AVERAGE TREASURY      SALOMON SMITH BARNEY
                MONEY MARKET      MONEY MARKET FUND     3-MONTH TREASURY BILL INDEX
1992  12        50000             50000                 50000
1993  01        50205             50190                 50210
1993  04        50564             50511                 50576
1993  07        50937             50836                 50961
1993  10        51318             51167                 51357
1994  01        51706             51500                 52150
1994  04        52104             51839                 52189
1994  07        52606             52285                 52716
1994  10        53187             52814                 53342
1995  01        53874             53447                 54471
1995  04        54623             54125                 54835
1995  07        55402             54847                 55621
1995  10        56161             55550                 56404
1996  01        56922             56253                 57597
1996  04        57637             56875                 57884
1996  07        58377             57535                 58619
1996  10        59137             58211                 59399
1997  01        59901             58897                 60610
1997  04        60652             59548                 60917
1997  07        61453             60262                 61703
1997  10        62257             60994                 62512
1998  01        63083             61736                 63798
1998  04        63892             62442                 64128
1998  07        64724             63190                 64936
1998  10        65549             63921                 65750
1999  01        66314             64588                 66981

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED JANUARY 31, 1999
                                                      --------------------------------
                                                                           SINCE       FINAL VALUE OF A
                                                      1 YEAR    5 YEARS   INCEPTION   $50,000 INVESTMENT
---------------------------------------------------------------------------------------------------------
      Admiral Treasury Money Market Fund                5.12%     5.10%     4.71%         $66,314
      Average Treasury Money Market Fund                4.62      4.63      4.26           64,588
      Salomon Smith Barney 3-Month Treasury Index       4.98      5.12      4.74           66,431
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                        INCEPTION                    --------------------------------
                                          DATE      1 YEAR  5 YEARS   CAPITAL    INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
Admiral Treasury Money Market Fund     12/14/1992    5.18%     5.08%     0.00%    4.71%    4.71%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1999
------------------------------------------------------------------
           ADMIRAL SHORT-TERM TREASURY FUND               LEHMAN*
FISCAL      CAPITAL      INCOME           TOTAL            TOTAL
YEAR        RETURN       RETURN           RETURN          RETURN
------------------------------------------------------------------
1993        1.7%          0.7%              2.4%            2.3%
1994        1.0           4.5               5.5             6.1
1995       -4.6           5.2               0.6            -0.1
1996        4.7           6.7              11.4            12.0
1997       -1.9           6.0               4.1             4.1
1998        1.1           6.1               7.2             7.9
1999        1.1           5.6               6.7             7.0
------------------------------------------------------------------

*Lehman 1-5 Year U.S. Treasury Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1999
-------------------------------------------------------------
              ADMIRAL         AVERAGE         LEHMAN 1-5
              SHORT-TERM      SHORT-TERM      YEAR U.S.
              TREASURY FUND   TREASURY FUND   TREASURY INDEX
1992  12      50000           50000           50000
1993  01      51176           50958           51165
1993  04      52300           51885           52334
1993  07      52573           52177           52814
1993  10      53405           53144           53753
1994  01      53989           53613           54297
1994  04      52844           52316           52907
1994  07      53519           52923           53623
1994  10      53591           53453           53565
1995  01      54297           53908           54231
1995  04      56002           55089           56024
1995  07      57691           56464           57784
1995  10      58889           58087           59066
1996  01      60494           59601           60750
1996  04      59874           58515           60085
1996  07      60638           59095           60853
1996  10      62212           60991           62516
1997  01      62945           61603           63223
1997  04      63485           61646           63745
1997  07      65143           63220           65648
1997  10      66178           64639           66786
1998  01      67485           65897           68217
1998  04      68046           65788           68742
1998  07      69133           66767           69856
1998  10      71664           69571           72596
1999  01      72006           69897           72958

                                                AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED JANUARY 31, 1999
                                              ---------------------------------
                                                                       SINCE       FINAL VALUE OF A
                                               1 YEAR     5 YEARS     INCEPTION   $50,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
      Admiral Short-Term Treasury Fund          6.70%      5.93%        6.13%         $72,006
      Average Short-Term Treasury Fund          6.07       5.45         5.62           69,897
      Lehman 1-5 Year U.S. Treasury Index       6.95       6.09         6.36           72,958
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                    INCEPTION                             ---------------------------
                                      DATE        1 YEAR      5 YEARS     CAPITAL   INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund    12/14/1992     7.51%        6.00%       0.50%    5.66%    6.16%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1999
-------------------------------------------------------------
                ADMIRAL INTERMEDIATE-TERM
                        TREASURY FUND                LEHMAN*
FISCAL       CAPITAL      INCOME        TOTAL         TOTAL
YEAR         RETURN       RETURN       RETURN        RETURN
-------------------------------------------------------------
1993           2.9%        0.9%          3.8%          3.8%
1994           4.1         5.8           9.9          10.6
1995          -9.4         5.7          -3.7          -4.5
1996          11.7         7.5          19.2          19.6
1997          -5.0         6.3           1.3           1.3
1998           4.2         6.8          11.0          11.7
1999           3.3         6.1           9.4          10.0
-------------------------------------------------------------

*Lehman 5-10 Year U.S. Treasury Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1999
---------------------------------------------------------------------------------
                 ADMIRAL             AVERAGE                LEHMAN
                 INTERMEDIATE-TERM   INTERMEDIATE-TERM      5-10 YEAR
                 TREASURY FUND       TREASURY FUND          U.S. TREASURY INDEX
12/14/92         50000               50000                  50000
1993  01         51875               51675                  51888
1993  04         53828               53317                  53815
1993  07         54949               54201                  55242
1993  10         56577               55756                  57050
1994  01         57008               56321                  57404
1994  04         53709               53610                  53784
1994  07         54543               54043                  54613
1994  10         53626               53526                  53547
1995  01         54917               54637                  54844
1995  04         57536               56548                  57603
1995  07         60442               58151                  60566
1995  10         62865               59960                  63019
1996  01         65437               62915                  65604
1996  04         62545               60631                  62626
1996  07         63252               60692                  63352
1996  10         65876               62574                  66088
1997  01         66285               63940                  66476
1997  04         66549               64020                  66559
1997  07         69775               66160                  70200
1997  10         71277               67211                  71865
1998  01         73562               70136                  74248
1998  04         73670               70236                  74379
1998  07         75360               70745                  76090
1998  10         79914               74180                  81473
1999  01         80512               75445                  81687


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED JANUARY 31, 1999
                                               --------------------------------
                                                                    SINCE        FINAL VALUE OF A
                                                1 YEAR    5 YEARS  INCEPTION    $50,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
      Admiral Intermediate-Term Treasury Fund    9.45%     7.15%     8.08%         $80,512
      Average Intermediate-Term Treasury Fund    7.57      6.02      6.94           75,445
      Lehman 5-10 Year U.S. Treasury Index      10.02      7.31      8.34           81,687
-----------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                            INCEPTION                     ---------------------------
                                              DATE      1 YEAR   5 YEARS  CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund    12/14/1992   10.85%   7.33%     1.71%   6.39%    8.10%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 1999
-------------------------------------------------------------
             ADMIRAL LONG-TERM TREASURY FUND       LEHMAN*
FISCAL       CAPITAL      INCOME        TOTAL       TOTAL
YEAR         RETURN       RETURN       RETURN      RETURN
-------------------------------------------------------------
1993          3.0%         1.0%          4.0%        3.8%
1994          8.6          7.3          15.9        16.7
1995        -12.9          6.3          -6.6        -7.5
1996         18.6          8.1          26.7        27.4
1997         -8.1          6.4          -1.7        -1.6
1998          9.8          7.3          17.1        18.3
1999          5.9          6.2          12.1        12.3
-------------------------------------------------------------

*Lehman Long U.S. Treasury Index.

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 1999
------------------------------------------------------------------
             ADMIRAL         AVERAGE          LEHMAN
             LONG-TERM       LONG-TERM        LONG U.S.
             TREASURY FUND   TREASURY FUND    TREASURY INDEX
1992 12      50000           50000            50000
1993 01      51984           51668            51910
1993 04      54221           53465            54191
1993 07      57330           55847            57583
1993 10      60101           58002            60541
1994 01      60248           58054            60594
1994 04      54897           53999            54890
1994 07      55850           54724            55834
1994 10      53591           53310            53500
1995 01      56273           54832            56056
1995 04      59171           56850            59166
1995 07      63461           59721            63411
1995 10      67907           62969            67870
1996 01      71319           65552            71432
1996 04      65360           61546            65497
1996 07      66431           62175            66556
1996 10      70023           65167            70211
1997 01      70074           65702            70303
1997 04      70055           64925            70173
1997 07      75870           69002            76566
1997 10      78107           71058            79072
1998 01      82024           74309            83140
1998 04      81872           73554            83008
1998 07      84926           75247            86183
1998 10      90430           79429            91969
1999 01      91957           80648            93333


                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 1999
                                         -----------------------------------------
                                                                         SINCE        FINAL VALUE OF A
                                         1 YEAR         5 YEARS        INCEPTION     $50,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
      Admiral Long-Term Treasury Fund    12.11%           8.82%           10.45%         $91,957
      Average Long-Term Treasury Fund     8.53            6.80             8.11           80,648
      Lehman Long U.S. Treasury Index    12.26            9.02            10.72           93,333
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                      INCEPTION                          ----------------------------
                                        DATE       1 YEAR    5 YEARS     CAPITAL   INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
Admiral Long-Term Treasury Fund      12/14/1992    13.21%     9.11%       3.44%     6.99%    10.43%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999. Key elements of this Profile are defined on page 16.

FINANCIAL ATTRIBUTES
-----------------------------------
Yield                          4.6%
Average Maturity            73 days
Average Quality            Treasury
Expense Ratio                 0.15%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Treasury                                   100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality, with U.S. agency bonds almost equally high.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
ADMIRAL SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 16.


FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                 ADMIRAL           LEHMAN
                              SHORT-TERM           INDEX*
Number of Issues                      36            7,294
Yield                               4.7%             6.5%
Yield to Maturity                   4.8%             5.7%
Average Coupon                      6.0%             6.9%
Average Maturity               2.8 years        8.6 years
Average Quality                 Treasury              Aaa
Average Duration               2.2 years        4.4 years
Expense Ratio                      0.15%               --
Cash Reserves                       1.8%               --

*Lehman Aggregate Bond Index.


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
                   ADMIRAL         LEHMAN
                SHORT-TERM         INDEX*
-----------------------------------------
R-Squared             0.83           1.00
Beta                  0.46           1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury                                 85.2%
Agency                                   14.8
-----------------------------------------------
Total                                   100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------
Under 1 Year                          0.5%
1-3 Years                            68.3
3-5 Years                            28.5
Over 5 Years                          2.7
------------------------------------------
Total                               100.0%

FUND PROFILE
ADMIRAL INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 16.

FINANCIAL ATTRIBUTES
--------------------------------------------------------
                                ADMIRAL          LEHMAN
                      INTERMEDIATE-TERM          INDEX*
--------------------------------------------------------
Number of Issues                     32           7,294
Yield                              5.0%            6.5%
Yield to Maturity                  5.0%            5.7%
Average Coupon                     7.4%            6.9%
Average Maturity              7.6 years       8.6 years
Average Quality                Treasury             Aaa
Average Duration              5.6 years       4.4 years
Expense Ratio                     0.15%              --
Cash Reserves                      5.5%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
------------------------------------------------
                   ADMIRAL              LEHMAN
         INTERMEDIATE-TERM              INDEX*
------------------------------------------------
R-Squared             0.94              1.00
Beta                  1.30              1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Treasury                                   90.8%
Agency                                      9.2
--------------------------------------------------
Total                                     100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                4.9%
1-5 Years                                   8.5
5-10 Years                                 79.4
10-20 Years                                 7.2
20-30 Years                                 0.0
Over 30 Years                               0.0
--------------------------------------------------
Total                                     100.0%

FUND PROFILE
ADMIRAL LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 16.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                        ADMIRAL             LEHMAN
                      LONG-TERM             INDEX*
----------------------------------------------------
Number of Issues             16              7,294
Yield                      5.3%               6.5%
Yield to Maturity          5.3%               5.7%
Average Coupon             7.5%               6.9%
Average Maturity     20.6 years          8.6 years
Average Quality        Treasury                Aaa
Average Duration     10.8 years          4.4 years
Expense Ratio             0.15%                 --
Cash Reserves              3.1%                 --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------------
                       ADMIRAL                 LEHMAN
                     LONG-TERM                 INDEX*
-----------------------------------------------------------
R-Squared                 0.94                   1.00
Beta                      2.13                   1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------
Treasury                                   88.1%
Agency                                     11.9
----------------------------------------------------
Total                                     100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                  0.6%
1-5 Years                                     0.0
5-10 Years                                   11.9
10-20 Years                                  22.2
20-30 Years                                  65.3
Over 30 Years                                 0.0
----------------------------------------------------
Total                                      100.0%

FINANCIAL STATEMENTS
JANUARY 31, 1999

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
ADMIRAL TREASURY MONEY MARKET FUND                                  YIELD**         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.4%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                                    4.36%    4/29/1999           $100,000    $   98,957
U.S. Treasury Bill                                                    4.38%    3/18/1999             13,611        13,537
U.S. Treasury Bill                                            4.437%-4.442%    3/11/1999            161,184       160,437
U.S. Treasury Bill                                            4.493%-4.467%    2/25/1999            593,190       591,437
U.S. Treasury Bill                                             4.38%-4.597%     2/4/1999             60,225        60,203
U.S. Treasury Bill                                            4.297%-4.392%     3/4/1999            177,451       176,789
U.S. Treasury Bill                                            4.301%-4.567%     4/1/1999            228,849       227,163
U.S. Treasury Bill                                            4.605%-4.639%    6/24/1999            100,000        98,206
U.S. Treasury Note                                                    5.00%    2/15/1999            144,902       144,913
U.S. Treasury Note                                                    5.50%    2/28/1999            143,106       143,189
U.S. Treasury Note                                                   5.875%    2/28/1999            709,698       710,087
U.S. Treasury Note                                                   5.875%    7/31/1999            142,632       143,453
U.S. Treasury Note                                                    6.00%    8/15/1999            310,000       312,264
U.S. Treasury Note                                                    6.00%    6/30/1999             55,000        55,306
U.S. Treasury Note                                                    6.25%    3/31/1999             47,388        47,527
U.S. Treasury Note                                                    6.25%    5/31/1999            318,669       320,416
U.S. Treasury Note                                                   6.375%    4/30/1999            490,949       492,745
U.S. Treasury Note                                                   6.375%    5/15/1999            478,958       481,258
U.S. Treasury Note                                                   6.375%    7/15/1999             20,000        20,155
U.S. Treasury Note                                                    6.50%    4/30/1999            150,000       150,595
U.S. Treasury Note                                                    6.75%    5/31/1999            283,900       285,946
U.S. Treasury Note                                                    6.75%    6/30/1999             54,000        54,469
U.S. Treasury Note                                                   6.875%    7/31/1999            120,000       121,234
U.S. Treasury Note                                                    7.00%    4/15/1999              8,425         8,467
U.S. Treasury Note                                                   8.875%    2/15/1999             57,935        58,022
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $4,976,775)                                                                                            4,976,775
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MARKET
                                                                                                                    VALUE*
                                                                                                                     (000)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.6%)                                                                     $     80,181
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 5,056,965,940 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $5,056,956
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities at Value                                                                             $4,976,775
Receivables for Investment Securities Sold                                                                        462,386
Other Assets--Note B                                                                                              103,817
                                                                                                               -----------
   Total Assets                                                                                                 5,542,978
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables for Investment Securities Purchased                                                                      461,518
Other Liabilities                                                                                                  24,504
                                                                                                               -----------
   Total Liabilities                                                                                              486,022
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $5,056,956
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $5,056,966        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Loss                                                                           (10)          --
 Unrealized Appreciation                                                                                  --           --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $5,056,956        $1.00
==========================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE          MARKET
                                                                                MATURITY             AMOUNT          VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                     COUPON         DATE              (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.3%)
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (83.7%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007         $   11,386      $   11,070
U.S. Treasury Inflation-Indexed Note                                 3.625%    7/15/2002             22,528          22,493
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009             23,000          23,201
U.S. Treasury Note                                                    5.50%    3/31/2000            201,500         203,384
U.S. Treasury Note                                                   5.875%   11/30/2001             42,000          43,368
U.S. Treasury Note                                                   6.125%   12/31/2001             36,600          38,059
U.S. Treasury Note                                                    6.25%   10/31/2001             30,000          31,223
U.S. Treasury Note                                                    6.25%    1/31/2002             54,000          56,386
U.S. Treasury Note                                                   6.375%    5/15/2000            118,000         120,472
U.S. Treasury Note                                                    6.50%    8/31/2001             56,200          58,703
U.S. Treasury Note                                                   6.625%    7/31/2001            151,000         158,006
U.S. Treasury Note                                                   6.625%    4/30/2002             27,000          28,575
U.S. Treasury Note                                                    7.50%   11/15/2001             39,800          42,625
U.S. Treasury Note                                                   7.875%    8/15/2001             20,000          21,526
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                      6.475%    5/15/2000 (1)          1,767           1,786
Banco Nacional de Comercio Exterior
(U.S. Government Guaranteed)                                         8.038%    1/15/2000 (1)          1,397           1,424
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                      6.277%    4/15/2000 (1)          4,000           4,053
Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                       5.73%    4/16/2001 (1)(2)      27,563          27,828
Government Export Trust (U.S. Government Guaranteed)                  6.61%    9/15/1999 (1)          1,100           1,104
Government Export Trust (U.S. Government Guaranteed)                  7.75%     1/1/2000 (1)(2)       1,200           1,213
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005              7,304           7,837
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.104%    7/15/2003 (1)         30,000          30,525
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    6/30/2007 (1)         18,457          18,213
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)          6,000           6,077
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2002 (1)          6,500           6,560
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    6/15/2005 (1)         12,112          12,306
Private Export Funding Corp. (U.S. Government Guaranteed)             8.40%    7/31/2001              6,000           6,465
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004             65,950          67,391
                                                                                                                 -----------
                                                                                                                  1,051,873
                                                                                                                 -----------
----------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (14.6%)

Federal Farm Credit Bank                                              4.80%    11/6/2003              8,000           7,885
Federal Home Loan Bank                                                4.86%   10/15/2001             30,000          29,929
Federal Home Loan Bank                                                5.37%    1/16/2003             19,000          19,159
Federal Home Loan Bank                                               5.575%     9/2/2003             30,000          30,534
Federal Home Loan Bank                                               5.627%     9/2/2003             13,000          13,259
Federal Farm Credit Bank                                              5.70%    6/18/2003             47,000          48,011
Federal Farm Credit Bank                                              5.73%    7/28/2003             14,361          14,695
Federal National Mortgage Association                                4.875%    1/22/2002             20,000          19,957
                                                                                                                 -----------
                                                                                                                    183,429
                                                                                                                 -----------
----------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,225,135)                                                                                              1,235,302
----------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.8%)
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           4.73%    2/1/1999               2,854           2,854
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   4.75%    2/1/1999              20,350          20,350
----------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $23,204)                                                                                                    23,204
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $1,248,339)                                                                                              1,258,506
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                      MARKET
                                                                                                                      VALUE*
                                                                                                                       (000)
                                                                                                                      ------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             $   40,705
Liabilities--Note G                                                                                                 (41,881)
                                                                                                                 -----------
                                                                                                                     (1,176)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 122,977,126 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $1,257,330
============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.22
============================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the aggregate value of these securities was $29,041,000, representing 2.3% of net assets.

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,245,188       $10.12
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains                                                                        1,975          .02
 Unrealized Appreciation--Note F                                                                      10,167          .08
==========================================================================================================================
 NET ASSETS                                                                                       $1,257,330       $10.22
==========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
ADMIRAL INTERMEDIATE-TERM TREASURY FUND                              COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (94.2%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.1%)
U.S. Treasury Bond                                                    4.75%   11/15/2008         $    1,800   $     1,813
U.S. Treasury Bond                                                    7.50%   11/15/2016             77,860        97,202
U.S. Treasury Bond                                                  10.375%   11/15/2012 (2)        194,850       268,607
U.S. Treasury Bond                                                  11.625%   11/15/2004             24,000        32,263
U.S. Treasury Note                                                    6.50%   10/15/2006             53,400        59,251
U.S. Treasury Note                                                    6.75%    5/31/1999              8,000         8,054
U.S. Treasury Note                                                   6.875%    5/15/2006             36,800        41,579
U.S. Treasury Note                                                    7.00%    7/15/2006              8,000         9,106
U.S. Treasury Note                                                    7.25%    8/15/2004              5,150         5,791
U.S. Treasury Note                                                    7.50%    2/15/2005            174,700       200,220
U.S. Treasury Note                                                   7.875%   11/15/2004            149,700       173,577
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)          7,622         8,525
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)          7,802         7,984
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%   10/31/2004 (1)         17,478        18,500
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)          1,787         1,912
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.46%   12/15/2005 (1)          9,739        10,450
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)          6,667         7,238
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)          2,667         2,949
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)          3,947         4,046
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/15/2004 (1)         19,997        20,337
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)          9,000         9,648
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)         13,333        14,165
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005             44,900        44,744
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004             36,665        37,466
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008             49,800        51,331
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007              5,500         5,903
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007             13,235        14,719
                                                                                                              ------------
                                                                                                                1,157,380
                                                                                                              ------------
AGENCY BONDS & NOTES (9.1%)
Federal Home Loan Bank                                               4.925%   10/14/2008             48,580        46,997
Federal Home Loan Bank                                               5.315%   12/23/2008             21,500        21,394
Federal Home Loan Bank                                                5.80%     9/2/2008              1,900         1,971
Federal Home Loan Bank                                               5.945%    7/28/2008             31,500        32,859
Federal National Mortgage Association                                 6.50%    7/16/2007             18,875        20,404
                                                                                                              ------------
                                                                                                                  123,625
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,225,666)                                                                                             1,281,005
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           4.73%     2/1/1999             66,003        66,003
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   4.75%     2/1/1999              4,795         4,795
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $70,798)                                                                                                  70,798
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
   (COST $1,296,464)                                                                                            1,351,803
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MARKET
                                                                                                                    VALUE*
                                                                                                                     (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   30,847
Liabilities--Note G                                                                                               (22,718)
                                                                                                               -----------
                                                                                                                    8,129
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 124,282,581 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,359,932
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.94
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $1,379,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital--Note E                                                                          $1,299,235       $10.45
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains--Note E                                                                5,343          .04
 Unrealized Appreciation--Note F
   Investment Securities                                                                              55,339          .45
   Futures Contracts                                                                                      15           --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,359,932       $10.94
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
ADMIRAL LONG-TERM TREASURY FUND                                      COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.9%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.3%)
U.S. Treasury Bond                                                    6.00%    2/15/2026           $  1,800      $  1,978
U.S. Treasury Bond                                                   6.375%    8/15/2027              4,665         5,395
U.S. Treasury Bond                                                    6.50%   11/15/2026             27,015        31,612
U.S. Treasury Bond                                                   6.625%    2/15/2027             22,425        26,689
U.S. Treasury Bond                                                    6.75%    8/15/2026             36,610        44,108
U.S. Treasury Bond                                                   6.875%    8/15/2025              2,350         2,864
U.S. Treasury Bond                                                   7.125%    2/15/2023             11,445        14,173
U.S. Treasury Bond                                                    7.50%   11/15/2016             10,530        13,146
U.S. Treasury Bond                                                   7.875%    2/15/2021             61,029        80,707
U.S. Treasury Bond                                                   8.125%    8/15/2019             33,133        44,470
U.S. Treasury Bond                                                   8.875%    8/15/2017             66,995        94,787
U.S. Treasury Bond                                                   8.875%    2/15/2019             45,703        65,377
                                                                                                                 ---------
                                                                                                                  425,306
                                                                                                                 ---------
AGENCY BONDS & NOTES (11.6%)

Federal Home Loan Bank                                                5.29%   12/15/2008             10,000         9,947
Federal Home Loan Bank                                                5.80%     9/2/2008             41,300        42,837
Federal Home Loan Bank                                               5.865%     9/2/2008              1,950         2,023
Federal Home Loan Bank                                               6.045%    5/13/2008              3,190         3,348
                                                                                                                 ---------
                                                                                                                   58,155
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $437,211)                                                                                                483,461
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account
   (COST $6,282)                                                      4.73%     2/1/1999              6,282         6,282
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.2%)
   (COST $443,493)                                                                                                489,743
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.8%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               14,508
Liabilities                                                                                                        (5,520)
                                                                                                                 ---------
                                                                                                                    8,988
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 42,542,291 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $498,731
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.72
==========================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $449,048       $10.55
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains--Note E                                                                3,433          .08
 Unrealized Appreciation--Note F

   Investment Securities                                                                              46,250         1.09
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $498,731       $11.72
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


------------------------------------------------------------------------------------------------------------------------------
                                                           ADMIRAL          ADMIRAL                  ADMIRAL          ADMIRAL
                                                          TREASURY       SHORT-TERM        INTERMEDIATE-TERM        LONG-TERM
                                                      MONEY MARKET         TREASURY                 TREASURY         TREASURY
                                                              FUND             FUND                     FUND             FUND
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED JANUARY 31, 1999
                                                      ------------------------------------------------------------------------
                                                             (000)            (000)                    (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                             $ 228,348        $  52,622                $  66,393        $  24,200
    Security Lending                                            --              122                      177               61
                                                      ------------------------------------------------------------------------
        Total Income                                       228,348           52,744                   66,570           24,261
                                                      ------------------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                           536              113                      133               49
        Management and Administrative                        4,630              989                    1,179              436
        Marketing and Distribution                           1,348              280                      305               98
    Custodian Fees                                              53               14                       14               12
    Taxes (other than income taxes)                             99               20                       23                9
    Auditing Fees                                                9                6                        6                6
    Shareholders' Reports                                       49               13                       16                8
    Annual Meeting and Proxy Costs                               1               --                       --               --
    Trustees' Fees and Expenses                                  7                1                        2                1
                                                      ------------------------------------------------------------------------
        Total Expenses                                       6,732            1,436                    1,678              619
        Expenses Paid Indirectly--Note C                       (49)              --                       (1)              --
                                                      ------------------------------------------------------------------------
        Net Expenses                                         6,683            1,436                    1,677              619
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      221,665           51,308                   64,893           23,642
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                (284)           6,290                   18,000            6,213
    Futures Contracts                                           --               --                    2,371              158
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      (284)           6,290                   20,371            6,371
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                       --            4,134                   17,856           17,628
    Futures Contracts                                           --               --                       15               --
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                              --            4,134                   17,871           17,628
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                      $ 221,381        $  61,732                $ 103,135        $  47,641
==============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                            ADMIRAL TREASURY                     ADMIRAL SHORT-TERM
                                                            MONEY MARKET FUND                       TREASURY FUND
                                                     ------------------------------          -----------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                     ---------------------------------------------------------------------
                                                            1999               1998               1999              1998
                                                           (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   221,665        $   188,001          $  51,308          $  39,594
    Realized Net Gain (Loss)                                (284)               475              6,290              3,514
    Change in Unrealized Appreciation (Depreciation)          --                 --              4,134              4,739
                                                     ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    221,381            188,476             61,732             47,847
                                                     ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (221,665)          (188,001)           (51,308)           (39,594)
    Realized Capital Gain                                     --                 --             (4,773)                --
                                                     ---------------------------------------------------------------------
        Total Distributions                             (221,665)          (188,001)           (56,081)           (39,594)
                                                     ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             5,189,503          4,121,503            889,960            520,096
    Issued in Lieu of Cash Distributions                 206,536            177,963             44,624             30,788
    Redeemed                                          (4,219,201)        (3,666,153)          (463,865)          (331,392)
                                                     ---------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                         1,176,838            633,313            470,719            219,492
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                     1,176,554            633,788            476,370            227,745
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  3,880,402          3,246,614            780,960            553,215
                                                     ---------------------------------------------------------------------
    End of Year                                       $5,056,956         $3,880,402         $1,257,330           $780,960
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                             5,189,503          4,121,503             87,237             51,766
    Issued in Lieu of Cash Distributions                 206,536            177,963              4,376              3,063
    Redeemed                                          (4,219,201)        (3,666,153)           (45,568)           (32,998)
                                                     ---------------------------------------------------------------------
        Net Increase in Shares Outstanding             1,176,838            633,313             46,045             21,831
==========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                        ADMIRAL INTERMEDIATE-TERM                  ADMIRAL LONG-TERM
                                                              TREASURY FUND                          TREASURY FUND
                                                     ------------------------------          ----------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                     --------------------------------------------------------------------
                                                            1999               1998               1999              1998
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   64,893            $ 45,988          $  23,642           $ 15,440
    Realized Net Gain (Loss)                             20,371              (1,988)             6,371                588
    Change in Unrealized Appreciation
        (Depreciation)                                   17,871              34,386             17,628             24,665
                                                     --------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                   103,135              78,386             47,641             40,693
                                                     --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (64,893)            (45,988)           (23,642)           (15,440)
    Realized Capital Gain                                  (969)                 --             (2,175)                --
                                                     --------------------------------------------------------------------
        Total Distributions                             (65,862)            (45,988)           (25,817)           (15,440)
                                                     --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              752,778             476,383            388,444            210,148
    Issued in Lieu of Cash Distributions                 51,403              33,777             19,302             10,722
    Redeemed                                           (386,931)           (295,690)          (257,933)          (110,989)
                                                     --------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                          417,250             214,470            149,813            109,881
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                      454,523             246,868            171,637            135,134
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                   905,409             658,541            327,094            191,960
                                                     --------------------------------------------------------------------
    End of Year                                      $1,359,932            $905,409           $498,731           $327,094
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               69,909              46,385             33,961             19,985
    Issued in Lieu of Cash Distributions                  4,776               3,286              1,685              1,026
    Redeemed                                            (35,851)            (28,954)           (22,520)           (10,537)
                                                     --------------------------------------------------------------------
        Net Increase in Shares Outstanding               38,834              20,717             13,126             10,474
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


-------------------------------------------------------------------------------------------------------------------------
                                                                          ADMIRAL TREASURY MONEY MARKET FUND
                                                                                  YEAR ENDED JANUARY 31,
                                                               ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .050         .052         .051         .055         .041
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                               ----------------------------------------------------------
        Total from Investment Operations                        .050         .052         .051         .055         .041
                                                               ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.050)       (.052)       (.051)       (.055)       (.041)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                               ----------------------------------------------------------
        Total Distributions                                    (.050)       (.052)       (.051)       (.055)       (.041)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                                   5.12%        5.31%        5.24%        5.66%        4.19%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,057       $3,880       $3,247       $1,778       $1,371
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       4.97%        5.20%        5.12%        5.50%        4.21%
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                            ADMIRAL SHORT-TERM TREASURY FUND
                                                                                  YEAR ENDED JANUARY 31,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.15       $10.04       $10.23      $  9.77       $10.26
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .548         .592         .587         .626         .518
    Net Realized and Unrealized Gain (Loss) on Investments      .114         .110        (.190)        .460        (.468)
                                                               ----------------------------------------------------------
        Total from Investment Operations                        .662         .702         .397        1.086         .050
                                                               ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.548)       (.592)       (.587)       (.626)       (.518)
    Distributions from Realized Capital Gains                  (.044)          --           --           --        (.022)
                                                               ----------------------------------------------------------
        Total Distributions                                    (.592)       (.592)       (.587)       (.626)       (.540)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.22       $10.15       $10.04       $10.23       $ 9.77
=========================================================================================================================

TOTAL RETURN                                                   6.70%        7.21%        4.05%       11.41%        0.57%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,257         $781         $553         $426         $333
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.35%        5.89%        5.85%        6.22%        5.30%
    Portfolio Turnover Rate                                     130%          81%          80%          95%         129%
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                     ADMIRAL INTERMEDIATE-TERM  TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.60       $10.17       $10.70      $  9.58       $10.58
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .624         .645         .648         .665         .598
    Net Realized and Unrealized Gain (Loss) on Investments      .348         .430        (.530)       1.120        (.995)
                                                              -----------------------------------------------------------
        Total from Investment Operations                        .972        1.075         .118        1.785        (.397)
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.624)       (.645)       (.648)       (.665)       (.598)
    Distributions from Realized Capital Gains                  (.008)          --           --           --        (.005)
                                                              -----------------------------------------------------------
        Total Distributions                                    (.632)       (.645)       (.648)       (.665)       (.603)
=========================================================================================================================
NET ASSET VALUE, END OF YEAR                                  $10.94       $10.60       $10.17       $10.70      $  9.58
=========================================================================================================================

TOTAL RETURN                                                   9.45%       10.98%        1.30%       19.16%       -3.67%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,360         $905         $659         $585         $357
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.80%        6.28%        6.37%        6.49%        6.15%
    Portfolio Turnover Rate                                      63%          34%          52%          64%         134%
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                             ADMIRAL LONG-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.12       $10.13       $11.06      $  9.40       $10.90
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .654         .669         .681         .691         .670
    Net Realized and Unrealized Gain (Loss) on Investments      .653         .990        (.900)       1.749       (1.405)
                                                              -----------------------------------------------------------
        Total from Investment Operations                       1.307        1.659        (.219)       2.440        (.735)
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.654)       (.669)       (.681)       (.691)       (.670)
    Distributions from Realized Capital Gains                  (.053)          --        (.030)       (.089)       (.095)
                                                              -----------------------------------------------------------
        Total Distributions                                    (.707)       (.669)       (.711)       (.780)       (.765)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.72       $11.12       $10.13       $11.06      $  9.40
=========================================================================================================================

TOTAL RETURN                                                  12.11%       17.05%       -1.75%       26.74%       -6.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $499         $327         $192         $186         $136
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.72%        6.41%        6.72%        6.66%        7.06%
    Portfolio Turnover Rate                                      32%          13%          42%         125%          44%
=========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds comprise the Admiral Treasury Money Market Fund, Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Admiral Treasury Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: Each Admiral fund, except the Treasury Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED   PERCENTAGE              PERCENTAGE
                                                  TO VANGUARD         OF FUND              OF VANGUARD'S
            ADMIRAL FUND                              (000)          NET ASSETS           CAPITALIZATION
----------------------------------------------------------------------------------------------------------
            Treasury Money Market                     $903               0.02%                  1.3%
            Short-Term Treasury                        203               0.02                   0.3
            Intermediate-Term Treasury                 231               0.02                   0.3
            Long-Term Treasury                          84               0.02                   0.1
----------------------------------------------------------------------------------------------------------

The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when a fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 1999, custodian fee offset arrangements reduced expenses by:

-----------------------------------------------------------------------------------------
                                                        EXPENSE       EXPENSE REDUCTION
                                                       REDUCTION      AS A PERCENTAGE OF
            ADMIRAL FUND                                 (000)        AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
            Treasury Money Market                         $49                   --
            Intermediate-Term Treasury                      1                   --
-----------------------------------------------------------------------------------------

D. During the year ended January 31, 1999, purchases and sales of U.S. government securities other than temporary cash investments were:


--------------------------------------------------------------------------------------
                                                                   (000)
                                                   -----------------------------------
            ADMIRAL FUND                                PURCHASES             SALES
--------------------------------------------------------------------------------------
            Short-Term Treasury                        $1,693,770          $1,228,711
            Intermediate-Term Treasury                  1,027,614             665,069
            Long-Term  Treasury                           286,617             128,648
--------------------------------------------------------------------------------------

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains.

      During the year ended January 31, 1999, the Admiral Intermediate-Term Treasury Fund realized $2,279,000 of net capital gains resulting from in-kind redemptions, in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital. The fund used a capital loss carryforward of $9,329,000 to offset capital gains realized during the year ended January 31, 1999, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

      The Admiral Long-Term Treasury Fund had realized losses totaling $960,000 through January 31, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At January 31, 1999, the fund had capital gains of $4,393,000 available for distribution.

F. At January 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was:

------------------------------------------------------------------------------------------------------------
                                                                             (000)
                                                ------------------------------------------------------------
                                                                                                    NET
                                                  APPRECIATED             DEPRECIATED           UNREALIZED
            ADMIRAL FUND                           SECURITIES             SECURITIES           APPRECIATION
------------------------------------------------------------------------------------------------------------
            Short-Term Treasury                     $11,525                $(1,358)              $10,167
            Intermediate-Term Treasury               56,956                 (1,617)               55,339
            Long-Term Treasury*                      45,351                    (61)               45,290
------------------------------------------------------------------------------------------------------------

            *See Note E.

      At January 31, 1999, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:

--------------------------------------------------------------------------------------
                                                                      (000)
                                                          ----------------------------
                                              NUMBER OF    AGGREGATE
            ADMIRAL FUND/                       LONG       SETTLEMENT      UNREALIZED
            FUTURES CONTRACTS                 CONTRACTS      VALUE       APPRECIATION
--------------------------------------------------------------------------------------
            Intermediate-Term U.S. Treasury/
               U.S. Treasury Bond                34          $4,352          $15
--------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market values of securities on loan to broker/dealers at January 31, 1999, and collateral received with respect to such loans, were:

----------------------------------------------------------------------------------------------------------
                                                                        (000)
                                               -----------------------------------------------------------
                                                                                  COLLATERAL RECEIVED
                                                                          --------------------------------
                                                 MARKET VALUE                                MARKET VALUE
                                                  OF LOANED                               OF U.S. TREASURY
            ADMIRAL FUND                          SECURITIES                 CASH            SECURITIES
----------------------------------------------------------------------------------------------------------
            Short-Term Treasury                     $19,988                $20,350                    --
            Intermediate-Term Treasury                4,706                  4,795                    --
            Long-Term Treasury                       24,415                     --               $24,820
----------------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees
of Vanguard Admiral Funds

In our opinion, the accompanying statements of net assets (and the statement of assets and liabilities for Vanguard Admiral Treasury Money Market Fund) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Admiral Treasury Money Market Fund, Vanguard Admiral Short-Term Treasury Fund, Vanguard Admiral Intermediate-Term Treasury Fund and Vanguard Admiral Long-Term Treasury Fund (constituting Vanguard Admiral Funds, hereafter referred to as the "Funds") at January 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 11, 1999

SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR VANGUARD ADMIRAL FUNDS

This information for the fiscal year ended January 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

       The Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund distributed $1,834,000, $969,000, and $298,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 1999, all of which are designated as a 20% rate gain distribution.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES


                                    [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q120-03/23/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.